Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of November 1, 2017 by and among BioHiTech Global, Inc., a Delaware corporation (the “Company”), and Entsorgafin S.P.A., a joint stock company duly incorporated and validly existing under the Laws of Italy (the “Seller”).

This Agreement is being entered into pursuant to the Technology License Agreement dated as of the date hereof among the Company, E.N.A. Renewables, LLC, a subsidiary of the Company, and the Seller (the “License Agreement”). Capitalized terms not otherwise defined herein, shall have the meaning set forth in the License Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.	Registration Rights.

(a)                Right to Piggyback. Whenever the Company proposes to register any of its equity securities under the Securities Act of 1933, as amended (the “Securities Act”) (excluding registrations of Form S-4 and S-8) (a “Piggyback Registration”), whether or not for sale for its own account, the Company will give prompt written notice to the Seller prior to the filing of the registration statement or offering statement of its intention to effect such a registration or offering and, subject to Sections 1(b), 1(c) or 1(f) below, will include in such registration or offer all shares of Stock Consideration (the “Seller Registrable Securities”) with respect to which the Company has received written request or requests for inclusion therein, within 10 business days after the receipt by the Seller of the Company’s notice.

(b)                Priority on Primary Registrations/Offerings. If a Piggyback Registration is a primary registration or offering on behalf of the Company, and the managing underwriters or selling agents advise the Company and the Seller that, in their opinion, the number of securities requested to be included in such registration or offering exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing, distribution method or probability of success of such offering, then the Company will include in such registration or offering (i) first, the securities that the Company proposes to sell; (ii) second all the Seller Registrable Securities requested to be included in such registration which in the opinion of such underwriters or selling agents can be sold without adverse effect, , and (iii) third, other securities requested to be included in such registration which in the opinion of such underwriters or selling agents can be sold without adverse effect, pro rata among the holders of such securities on the basis of the number of such securities owned by each such holder. It remains agreed and understood among the parties that, in accordance with the provision (b)(i) set forth above, the Company shall use its best efforts to include the Seller Registrable Securities requested to be included in such registration together with the securities that the Company proposes to sell.

(c)                Priority on Secondary Registrations/Offerings. If a Piggyback Registration is a secondary registration or offering on behalf of holders of the Company’s securities, and the managing underwriters or selling agents advise the Company and the Seller that, in their opinion, the number of securities requested to be included in such registration or offering exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing, distribution method or probability of success of such registration or offering, the Company will include in such registration or offering the securities requested to be included therein by the holders requesting such registration or offering and the Seller Registrable Securities requested to be included in such registration or offering pro rata among the holders and the Seller on the basis of the number of securities requested to be sold. It remains agreed and understood among the parties that, in accordance with the provision (c)(i) set forth above, the Company shall use its best efforts to include the Seller Registrable Securities requested to be included in such registration together with the securities that the holders of the Company’s securities propose to sell.

(d)                Demand Registration. (d.1) At any time after the Trigger Date (as defined below), the Seller may send the Company a written request to effect the registration (the “Demand Notice”) under the Securities Act of, all or any portion of, the Seller Registrable Securities (the “Demand Registration”). The Company, following the receipt by the Seller of the Demand Registration, shall use its commercially reasonable efforts to effect, as expeditiously as possible, the registration of the Seller Registrable Securities under the Securities Act. (d.2) Once a Demand Registration is declared effective by the Securities and Exchange Commission, the Company shall maintain its effectiveness for at least one hundred twenty (120) days (or such shorter period as will terminate when all Seller Registrable Securities covered by such Demand Registration have been sold or withdrawn). Notwithstanding anything contained herein, in the event that the Securities and Exchange Commission or applicable federal securities laws and regulations prohibit the Company from including all of the Seller Registrable Securities requested by the Seller to be registered pursuant to this Section 1 then the Company shall be obligated to include in such Demand Registration only such limited portion of the Seller Registrable Securities as is permitted by the Securities and Exchange Commission or such federal securities laws and regulations. (d.3) The Seller may withdraw its Seller Registrable Securities from a Demand Registration at any time. In such case, the Company shall cease all efforts to secure registration.

(e)                Deferral and Suspension of the Demand Registration. At any time after receiving a Demand Notice or after any Demand Registration has become effective, the Company may, upon giving prompt written notice of such action to the Seller, defer the filing of or suspend the use of any such Demand Registration if, in the good faith judgment of the Company, the filing or use of a registration statement covering the Seller Registrable Securities would be materially detrimental to the Company or its shareholders at such time and the Company concludes, as a result, that it is in the best interests of the Company or its shareholders to defer the filing or suspend the use of such Demand Registration at such time. The Company shall have the right to defer the filing of or suspend such Demand Registration for a period of not more than one hundred twenty (120) days from the date the Company notifies the Seller of such deferral or suspension. In the case of a deferred Demand Registration, the Company shall provide prompt written notice to the Seller of (i) the Company’s decision to file or seek effectiveness of the Demand Registration following such deferral and (ii) the effectiveness of such Demand Registration.

(f)                 Selection of Underwriters or Selling Agents. The selection of the investment banker(s) and/or manager(s) to act as underwriter(s) or selling agent(s) for any applicable registration or offering shall be made by the Company, in its absolute discretion. The relevant expenses shall be borne solely by the Company.

(g)                Withdrawal by Company. If, at any time after giving notice of its intention to register or offer any of its securities as set forth in Section 1(a) and before the effective date of such registration statement or offering statement filed in connection with such registration or offering, the Company shall determine, in case an event adversely affecting the marketability of the securities occurs, not to register or offer such securities, the Company shall give written notice of such determination to the Seller and shall promptly return any materials provided by the Seller to the Company in connection with such registration or offering.

2.             Registration/Offering Procedures. The Company will use commercially reasonable efforts to effect the registration or offer and the sale of such Seller Registrable Securities in accordance with the requirements of Section 1 hereto and, pursuant thereto, the Company will, as expeditiously as possible, whenever a registration statement or offering statement is required to be filed:

(a)                prepare and file with the Securities and Exchange Commission a registration statement or offering statement with respect to such Seller Registrable Securities and thereafter use commercially reasonable efforts to cause such registration statement or offering statement to become effective or qualified (provided that, upon request, within a reasonable period of time prior to filing any registration statement, prospectus, offering statement, or any amendments or supplements thereto, the Company will furnish Seller’s counsel copies of all such documents proposed to be filed, which documents will be subject to review of such counsel);

(b)                prepare and file with the Securities and Exchange Commission such amendments and supplements or take such other action to such registration statement and the prospectus or offering statement and used in connection therewith as may be necessary to keep such registration statement effective or offering statement qualified for such period as will terminate when all of the securities covered by such registration statement or offering statement during such period have been disposed of in accordance with the intended methods of disposition by the Seller set forth in such registration statement or offering statement (but, in any event, not before the expiration of any longer period required under the Securities Act, or such longer period as in the opinion of counsel for the underwriters or selling agents a prospectus or offering circular is required by law to be delivered in connection with sales of Registrable Securities by an underwriter, selling agent or dealer), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement or offering statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Seller set forth in such registration statement or offering statement;

(c)                furnish to the Seller such number of copies of such registration statement or offering statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as the Seller may reasonably request in order to facilitate the disposition of the Seller Registrable Securities owned by the Seller;

(d)                use commercially reasonable efforts to register or qualify such Seller Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Seller to consummate the disposition in such jurisdictions of the Seller Registrable Securities (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

(e)                notify the Seller, at any time when a prospectus or offering statement relating to any Seller Registrable Securities is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement or offering statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of the Seller, the Company will prepare and furnish to the Seller a reasonable number of copies of a supplement or amendment to such prospectus or offering statement so that, as thereafter delivered to the Seller of such Seller Registrable Securities, such prospectus or offering statement will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that at any time, upon written notice to the Seller and until the Seller receive copies of the supplemented or amended prospectus or offering statement, such period not to exceed 60 day (the “Suspension Period”), the Company may suspend the use or effectiveness of any registration statement or offering statement (and the Seller hereby agree not to offer or sell any Seller Registrable Securities pursuant to such registration statement or offering statement during the Suspension Period) if the Company is aware that there is material non-public information or events involving the Company, the failure of which to be disclosed in the prospectus included in the registration statement or offering statement could constitute a material misstatement or omission. In the event that the Company shall exercise its right to delay or suspend the use or effectiveness of a registration or offering hereunder, the applicable time period during which the registration statement is to remain effective or offering statement is to remain qualified shall be extended by a period of time equal to the duration of the Suspension Period. The Company may extend the Suspension Period for an additional consecutive 60 days period with the consent of the Seller, which shall not be unreasonably withheld. If so directed by the Company, the Seller shall (i) not offer to sell any Seller Registrable Securities pursuant to the registration statement or offering statement during the period in which the delay or suspension is in effect after receiving notice of such delay or suspension and (ii) use commercially reasonable efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the Seller’ possession, of the prospectus or offering statement relating to such Seller Registrable Securities current at the time of receipt of such notice;

(f)                 use commercially reasonable efforts to cause all such Seller Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(g)                use commercially reasonable efforts to provide a transfer agent and registrar for all such Seller Registrable Securities not later than the effective date of such registration statement;

(h)                enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Seller or the underwriters or selling agents, if any, reasonably request in order to expedite or facilitate the disposition of such Seller Registrable Securities (including, without limitation, effecting a stock split, combination of shares, recapitalization, or reorganization);

(i)                 make available for inspection by the a representative of the Seller (the “Seller Representative”), any underwriter or selling agent participating in any disposition pursuant to such registration statement or offering statement, and one counsel retained by the Seller Representative or any such underwriter or selling agent, all financial and other records, pertinent corporate and business documents and properties of the Company as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, employees, agents, representatives, and independent accountants to supply all such information reasonably requested by the Seller or any such underwriter or selling agent, attorney, accountant, or agent in connection with such registration statement or offering statements;

(j)                 otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(k)                to cause such Seller Registrable Securities covered by such registration statement or offering statement to be registered with, qualified or approved by such other governmental agencies or authorities as may be necessary to enable the Sellers to consummate the disposition of such Seller Registrable Securities;

(l)                 use commercially reasonable efforts to obtain an opinion from the Company's outside counsel in customary form and covering such matters of the type customarily covered by such opinions, which opinion shall be addressed to the underwriters or selling agents and the Seller;

(m)              cooperate with the Seller and the managing underwriter or selling agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement or offered under the offering statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter, or selling agent, if any, or the Seller may request;

(n)                cooperate with the Seller and each underwriter or selling agent participating in the disposition of such Seller Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.

3.             Registration Expenses. All expenses incident to the filing of any Piggyback Registration, Demand Registration and to the Company’s performance of or compliance with this Agreement (all such expenses being herein called “Registration Expenses”) shall be borne or paid by the Company, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, fees and disbursements of counsel for the Company, and all independent certified public accountants, underwriters and other Persons retained by the Company, including, without limitation, the Company's internal expenses (e.g., salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance, and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or, if none are so listed, on a securities exchange. The Company shall not be responsible for any discounts, commissions, transfer taxes or other similar fees incurred by the Seller in connection with the sale of the Seller Registrable Securities.

4.             Indemnification.

(a)                The Company agrees to indemnify and hold harmless, to the full extent permitted by law, the Seller and its officers, directors, members, agents, and employees and each Person who controls the Seller (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney's fees), to which such indemnified party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, are based upon, are caused by, or result from (i) any untrue or alleged untrue statement of material fact contained (A) in any registration statement, offering statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto, or (B) in any application or other document or communication (in this Section 4 collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the “blue sky” or securities laws thereof, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Seller and each such director, officer, member, agent and employee for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action, or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof), or expense arises out of, is based upon, is caused by, or results from an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, offering statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by the Seller or other indemnified party expressly for use therein or by any Seller’s failure to deliver a copy of the registration statement, offering statement or prospectus or any amendments or supplements thereto after the Company has furnished the Seller with a sufficient number of copies of the same.

(b)                In connection with any registration statement or offering statement in which the Seller is participating, it will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement, offering statement or prospectus and, to the full extent permitted by law, will indemnify and hold harmless the Company and its directors, officers, members, agents, and employees and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney's fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, are based upon, are caused by, or result from information furnished in writing by the Seller expressly for use in any registration statement, offering statement or prospectus relating to the Seller Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus, free-writing prospectus or application. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party), and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(c)                The indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation without any payment or consideration provided by such indemnified party.

(d)                If the indemnification provided for in this Section 4 is unavailable to, or is insufficient to hold harmless, an indemnified party under the provisions above in respect to any losses, claims, damages, or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Seller and any other sellers participating in the registration statement or offering statement on the other hand in connection with the registration statement or offering statement on the other in connection with the statement or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Seller and any other sellers participating in the registration statement of offering statement on the other hand shall be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact relates to information supplied by or relating to the Company or whether it relates to information supplied by or relating to the Seller or other sellers participating in the registration statement or offering statement and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e)                The Company and the Seller agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f)                 The indemnification and contribution by any such party provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director, employee or controlling Person of such indemnified party and will survive the transfer of securities.

5.             Participation in Registrations/Offerings.

(a)                No Person may participate in any registration or offering hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting or selling agency arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s) or selling agent(s); provided that the Seller will not be required to sell more than the number of Seller Registrable Securities that the Seller has requested the Company to include in any registration), and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting or selling agency arrangements.

(b)                Each Person that is participating in any registration or offering hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2(e) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement or offering statement until such Person's receipt of the copies of a supplemented or amended prospectus or offering statement as contemplated by such Section 2(e). In the event that the Company shall give any such notice, the applicable time period mentioned in Section 2(b) during which a registration statement is to remain effective or offering statement is to remain qualified shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 5 to and including the date when the Seller shall have received the copies of the supplemented or amended prospectus or offering statement contemplated by Section 2(e).

6.             Current Public Information. At all times after the Company has filed a registration statement or offering statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Exchange Act, the Company will file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as the Seller may reasonably request, all to the extent required to enable the Seller to sell Seller Registrable Securities pursuant to Rule 144.

7.             Rule 144 Requirements. With a view to making available to the Seller the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Securities and Exchange Commission that may at any time permit the Seller to sell Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a)                make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b)                file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

(c)                furnish to the Seller, upon written request, a copy of the most recent annual or quarterly report of the Company and such other reports and other publicly available documents as may be reasonably requested by the Seller to avail itself of any rule or regulation of the Securities and Exchange Commission which permits the Seller to sell the Seller Registrable Securities without registration; and

(d)                prior to the filing of the registration statement or any amendment thereto (whether pre-effective or post-effective), and prior to the filing of any prospectus or prospectus supplement related thereto, to provide the Seller with copies of all of the pages thereof (if any) that reference the Seller.

8.             Definitions.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as amended, modified or supplemented from time to time.

“Person” means an individual, a corporation, a limited liability company, an association, a joint-stock company, a business trust or other similar organization, a partnership, a joint venture, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

“Seller Registrable Securities” means all shares of Common Stock of the Company issuable held by the Seller following consummation of the License Agreement.

“Rule 144” means Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any successor thereto or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as amended, modified or supplemented from time to time.

“Securities and Exchange Commission” includes any governmental body or agency succeeding to the functions thereof.

“Suspension Period” has the meaning set forth in Section 2(e).

“Trigger Date” means the date two years after the issuance of the Seller Registrable Securities.

9.             Miscellaneous.

(a)                No Inconsistent Agreements. The Company hereby represents and warrants to the Seller that there are no agreements with respect to the Company's securities that are inconsistent with or violate the rights granted to the Seller in this Agreement and agrees that it will not hereafter enter into any such agreement.

(b)                Adjustments Affecting Seller Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to the Company's securities which would materially and adversely affect the ability of the Seller to include Seller Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Seller Registrable Securities in any such registration (including, without limitation, effecting a stock split, combination of shares, or other recapitalization).

(c)                Amendment and Waiver. Except as otherwise provided herein, no modification, amendment, or waiver of any provision of this Agreement will be effective against the Company or the Seller, unless such modification, amendment, or waiver is approved in writing by the Company and the Seller. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(d)                Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality, or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed, and enforced in such jurisdiction as if such invalid, illegal, or unenforceable provision had never been contained herein.

(e)                Entire Agreement. Except as otherwise expressly set forth herein, this Agreement, those documents expressly referred to herein, of even date herewith, among the Company and the Seller and the other parties thereto embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements, or representations by or among the parties, written or oral, which may have related to the subject matter hereof.

(f)                 Successors and Assigns. The Company may not assign this Agreement without the prior written consent of the Seller. Subject to the foregoing, all of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective executors, heirs, personal representatives, successors and assigns.

(g)                Counterparts. This Agreement may be executed in any number of counterparts and delivered via facsimile or attachment to electronic mail, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

(h)                Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor; provided, however the parties hereto stipulate that the remedies at law of any party hereto in the event of any default or threatened default by any other party hereto in the performance of or compliance with the terms hereof are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced (without posting a bond or other security) by a decree for the specific performance thereof, whether by an injunction against violation thereof or otherwise.

(i)                 Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given (i) on the date established by the sender as having been delivered personally, (ii) on the date delivered by a private courier as established by the sender by evidence obtained from the courier, (iii) on the date sent by facsimile, with confirmation of transmission, if sent during normal business hours of the recipient, or if not, then on the next business day, or (iv) on the fifth day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications, to be valid, must be addressed as follows:

If to the Seller, to:

Entsorgafin S.P.A.

EntsorgaFin SpA

Strada per Castelnuovo 7/9

15057 Tortona (AL), ITALY

Telephone: +39 0131 811383

Facsimile No.: +39 0131 862597

Email: galanzino@entsorga.it

Attention: Gian Francesco Galanzino

If to the Company, to:

BioHiTech Global, Inc.

80 Red Schoolhouse Road, #101

Chestnut Ridge, NY 10977

or to such other address or to the attention of such person or persons as the recipient party has specified by prior written notice to the sending party (or in the case of counsel, to such other readily ascertainable business address as such counsel may hereafter maintain). If more than one method for sending notice as set forth above is used, the earliest notice date established as set forth above shall control.

(j)                 Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the Laws of the State of New York, without giving effect to any choice of Law or conflict of Laws rules or provisions that would cause the application of the Laws of any jurisdiction other than the State of New York.

(k)                Consent to Jurisdiction. Each party irrevocably submits to the jurisdiction of (i) the State of New York, and (ii) the United States District Court for the Southern District of New York, for the purposes of any action arising out of this Agreement or any transaction contemplated hereby. Each party agrees to commence any such action either in the United States District Court for the Southern District of New York or, if such action may not be brought in such court for jurisdictional reasons, in the state courts of the State of New York. Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth above shall be effective service of process for any action in the State of New York with respect to any matters to which it has submitted to jurisdiction in this Section 9(k). Each party irrevocably and unconditionally waives any objection to the laying of venue of any action arising out of this Agreement or the transactions contemplated hereby in the State of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action brought in any such court has been brought in an inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF AND THEREOF.

(l)                 No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

(m)              Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company's chief executive office is located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

(n)                Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the day and year first above written.

THE COMPANY

BioHiTech Global, Inc.

By:
Name:	Frank E. Celli
Title:	Chief Executive Officer

SELLER

Entsorgafin S.P.A.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]